UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-21600

DWS GLOBAL COMMODITIES STOCK FUND, INC.

(FORMERLY SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	12/31/2005

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2005

Semiannual Report
to Stockholders

DWS Global Commodities
Stock Fund, Inc.

(formerly Scudder Global Commodities Stock Fund, Inc.)

DWS Global Commodities Stock Fund, Inc.

Investment Objectives and Policies

capital appreciation with total return as a secondary objective

Investment Characteristics

a nondiversified closed-end investment company investing primarily in equity and commodities-linked securities a vehicle for global investment through participation primarily in developed countries and, to a limited extent, emerging market countries

General Information

Executive Offices	DWS Global Commodities Stock Fund, Inc. 345 Park Avenue New York, NY 10154
Automated Information Line	DWS Closed-End Fund Info Line 1-800-349-4281
Web Site	Visit our Direct Link: www.cef.dws-scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Transfer Agent and Registrar	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366
Dividend Reinvestment Plan Agent	UMB Bank, N.A.
Legal Counsel	Willkie Farr & Gallagher LLP
Custodian	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
New York Stock Exchange Symbol — GCS

Contents

Click Here Portfolio Management Review

Click Here Recent Development

Click Here Other Information

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Stockholder Meeting Results

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Investment Manager

Click Here Investment Management Agreement Approval

Click Here Privacy Statement

Investments in funds involve risk. The fund is non-diversified and can take larger positions in fewer companies, increasing its overall risk profile. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value. The Fund concentrates its investments in securities related to commodities-related industries. Because the fund concentrates its investments in securities related to commodities, market price movements, regulatory changes and economic changes as well as adverse political or financial factors could have a significant impact on the fund's performance. The commodity-linked structured notes and futures contracts in which the fund invests have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Additionally, this Fund is subject to stock market risk. An investment in common shares represents an indirect investment in the portfolio securities held by the fund. The value of these securities fluctuates.

This report is sent to the stockholders of DWS Global Commodities Stock Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

In the following interview, Portfolio Managers Theresa Gusman, Terence Brennan and Jeffrey Saeger discuss recent market events as well as the performance and positioning of the portfolio during the semiannual period ended December 31, 2005.

Q: What was the nature of the market environment during the reporting period, and how did the fund perform?

A: The second half of 2005 was an exceptionally strong period for commodities. As most investors are aware, the headline story was the sharp rise in the price of oil. After opening the year near $45 and moving to $60 by midyear, oil prices climbed higher still in the aftermath of the Gulf Coast hurricanes. In a market in which supply was already tight, the hurricanes removed about 16% of the daily domestic production capacity for oil and natural gas, as well as about a quarter of US refining capacity. The result was a spike in the oil price to more than $70 a barrel, a move in natural gas from approximately $7-$8 per million cubic feet to $15 and, of course, surging prices for refined products such as gas and heating oil. These markets ultimately settled down in the fourth quarter, but energy stocks nonetheless finished the six-month period with excellent returns. The rally was not limited to energy, however; continued strength in the global economy and a favorable environment for equities in general boosted stock prices in all of the areas in which the fund is invested, including metals, chemicals and construction materials.

With this as a backdrop, the fund produced a strong cumulative total return at net asset value of 17.06%. This closed-end fund's shares, traded on the New York Stock Exchange, produced a total return of 18.81% based on market performance. In comparison, the fund's benchmark — comprising 20% Goldman Sachs Commodities Index (GSCI), 40% MSCI World Energy Index and 40% MSCI World Materials Index — returned 15.10% for the same period.1

1 The Goldman Sachs Commodities Index (GSCI) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.

The MSCI World Energy Index measures the performance of energy equities in developed markets around the world.

The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.

MSCI indices are calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates.

All of these indices assume reinvestment of all distributions and do not reflect the expenses of managing a mutual fund. It is not possible to invest directly in an index.

We believe the fund's strong recent performance helps illustrate the potential benefits of our investment process. The fund can invest in both the commodities markets directly — through the use of GSCI-linked notes as well as derivative instruments such as futures and options — and in the stocks of companies that find, develop or produce commodities. Within this framework, we seek to enhance returns by actively positioning the portfolio toward or away from particular commodities based on their current valuation and expected market cycle. This approach provides us with an extraordinary level of flexibility compared with a passive index-driven strategy. Additionally, we are able to take advantage of opportunities in areas in which index funds may not necessarily be able to achieve as much exposure. We believe that in such a diverse, fast-moving market, active management is essential.

Q: Energy makes up the largest weighting within the portfolio. How were you positioned there, and what impact did that have on performance?

A: Performance benefited from the fund's holdings in energy stocks as well as its weighting in GSCI commodities linked/structured notes, which have a large exposure to oil prices. Viewing the fourth-quarter rally as an opportunity to sell into the market's extraordinary strength, we elected to sell futures against our notes position and reduce the portfolio's weighting in exploration and large integrated oil stocks. The fund is now underweight in these areas, but we maintain an overweight in both refining and services stocks. We believe the record free cash flow levels of the large oil companies will result in increased spending, and this will directly benefit rig operators and companies that provide services. ENSCO International, Inc., Schlumberger Ltd., Halliburton Co. and Cooper Cameron Corp. are all stocks we continue to favor. In the case of the refiners, we believe that the continued shortage of capacity will benefit companies such as Valero Energy Corp., Tesoro Corp. and Sunoco, Inc.

Q: You have been adding to the fund's position in gold stocks. How did that affect performance?

A: The third-quarter spike in crude created a secondary opportunity in gold stocks. Gold and oil tend to have a high correlation, largely because rising energy prices are often a harbinger of inflation. Since 1971, gold has traded at a price that ranged between 10 and 22 times that of oil. However, at the October peak in crude prices, that number was approximately eight times that of oil (please see accompanying chart). In our view, this increased the likelihood of a "reversion to the mean" via an increase in the price of gold. We added to the fund's positions both in the commodity itself — by adding to our weighting in streetTRACKS Gold Trust, the exchange-traded fund that tracks the price of bullion — and through additions to portfolio holdings in Newmont Mining Corp. and Barrick Gold Corp. This decision paid off when the gold price moved from just under $460/ounce at the beginning of November to about $530/ounce at year-end.

Price ratio: 1 ounce of gold versus barrels of oil as of 12/31/05

This chart depicts how many barrels of oil could have been purchased with one ounce of gold through the past 35 years.

Source: Deutsche Bank

Q: What were some other factors affecting performance?

A: Our positioning in pulp and paper stocks was additive to the fund's return. The portfolio was underweight in this sector, which reflects our belief that the industry does not have the same capacity constraints and/or supply discipline that characterize other areas of the market. This underweight paid off, given that paper stocks underperformed during the period. One of the stocks the fund did own was Georgia-Pacific Group, which gained nearly 50% after being bid for by its rival Koch Industries. We held the stock on the belief that there was a gap between its market price and its intrinsic value. This gap closed quickly as a result of the takeover, and we sold the stock for a respectable gain.

On the negative side of the ledger, the fund's positions in chemicals stocks resulted in underperformance. Petroleum-based products are a significant input for chemical companies, so rising energy prices raised fears of shrinking profit margins and weak fourth-quarter earnings. We believe this problem is more a matter of investor perception than reality, however. Chemical companies have demonstrated the ability to raise the prices of their finished products in line with the price of natural gas, and we believe this pricing power will allow the chemicals producers to deliver better results than investors are expecting. We therefore maintained the fund's positions through the downturn and took advantage of lower prices to add to select names. By the end of the reporting period, the sector's performance had indeed begun to improve due to the falling prices of oil and natural gas.

Monsanto Co., which we have discussed in past shareholder reports, continued to deliver excellent performance, with a gain of more than 24% for the semiannual period. In terms of the portfolio's assets in common stocks, the fund holds a weighting of 4.2% of stock assets in Monsanto, well above the benchmark weight, which has provided a meaningful boost to performance. The company, which traditionally has carried the lower price-to-earnings multiple typical of a chemical company, is gradually moving to a valuation level more appropriate for a biotechnology stock. This reflects the growing importance of this element of Monsanto's business mix. Despite the run-up in the company's stock price in 2005, we believe the stock is still reasonably valued in relation to the company's earnings potential and substantial free cash flow.

Q: What are some other notable elements of the fund's positioning?

A: Our ability to invest in commodities stocks — rather than investing solely in the commodities-linked derivatives, as is the case with index funds — means that we can gain exposure to areas outside of the traditional commodity benchmarks. Four such sectors are iron ore, engineering and construction, mining equipment, and coal. We will discuss each in turn:

Iron ore: We have been overweight in this sector since the fund was launched, and we remain so via positions in Companhia Vale do Rio Doce, BHP Billiton PLC and Rio Tinto PLC. These are the three dominant producers in the industry, and as such, they were well-positioned to benefit from rising iron ore prices in 2005. We expect prices will remain strong in 2006, keeping the companies' cash flow stories intact. In an environment where growth in China and other emerging markets is keeping demand high, we are confident in the prospects for these companies, which, as oligopolies, are able to exercise firm control over supply.

Engineering and construction: Our positions in this area largely represent a play on spending by the major energy companies as petrodollars are reinvested into new projects. For instance, we hold Chicago Bridge & Iron Co., NV — which makes pipelines and liquid natural gas facilities — as a play on the capital equipment cycle in energy. A non-energy-related holding in the construction area is Rinker Group Ltd., an Australian-domiciled company that sells aggregates and other materials. We believe the stock, which in our view trades below its fair value due to a lack of significant analyst coverage, is likely to benefit from the rebuilding effort in the Gulf.

Mining equipment: Here, we hold Joy Global, Inc., a maker of mining equipment. The company's products have been selling well due to the rising demand for coal, and we believe this cycle can continue given that much of the equipment currently in use is in need of replacement. The fund holds 1.7% of its stock assets in Joy Global, compared with a zero weighting in the benchmark. We also held Usiras International earlier in the year, but elected to take profits after the stock ran up sharply.

Coal: Demand for coal has risen as electric utilities seek less expensive alternatives to natural gas. Peabody Energy Corp., the largest coal producer in North America, has used its scale advantages to capitalize on this improving environment. The company has consistently beaten expectations, which we believe is a testament to the quality of its management team. The portfolio holds 2.0% of its stock assets in Peabody Energy, which racked up a strong gain during the six-month period.

Q: Do you have any final thoughts for shareholders?

A: We continue to believe that the persistent imbalance of supply and demand in many commodity markets indicates that we are still in the early stages of a long cycle of higher commodity prices. Continued growth in China and other emerging markets, as well as the United States, should provide support on the demand side. Additionally, Europe and Japan — which are both showing signs of improving growth — could be a source of new demand on the margin. Meanwhile, capacity remains constrained not just due to supply bottlenecks but also because new discoveries are fewer and the quality of the materials being mined is declining.

These trends have been reflected in the strong performance of commodities prices and commodity-related companies over the past six months. However, even within the context of a long bull market, gains are likely to be harder to come by in the months ahead. In addition, it is likely that we will see a higher dispersion of returns among the various sectors in which we invest. With this as a backdrop, we believe flexibility — rather than an index-based strategy — will be necessary to take advantage of opportunities as they arise. We expect that our multifaceted, actively managed approach will prove well-suited to the market environment we see unfolding in the months and years ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Recent Development

On December 16, 2005, the Internal Revenue Service issued a Revenue Ruling that would cause certain income from commodity swaps not to be considered qualifying income after June 30, 2006. As a result, the income the fund derives from commodity swaps after June 30, 2006 must be limited to a maximum of 10 percent of its gross income. The fund has not invested in commodity swaps in the past and the manager has determined that the fund will not invest in commodity swaps in the future. The Revenue Ruling did not make any definitive determination with respect to the income from the commodity-linked structured notes or anticipatory hedging transactions involving futures in which the fund invests, although the Internal Revenue Service may in the future provide guidance on investments. Generally, if such investments are not treated as generating qualifying income the fund will fail to qualify as a regulated investment company ("RIC") under the Internal Revenue Code unless it changes the proportions in which it makes its investments. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions for shareholders) which will reduce net asset value per share. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits.

Other Information

Changes in Officers

On October 11, 2005, the Board of Directors appointed Paul Schubert as Treasurer replacing Charles A. Rizzo, and Scott McHugh as Assistant Treasurer, replacing Kevin Gay.

On December 2, 2005, the Board of Directors appointed Vincent J. Esposito as President, replacing Julian Sluyters, Elisa Metzger as Assistant Secretary, Philip Gallo as Chief Compliance Officer and A. Thomas Smith as Chief Legal Officer.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 37. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: DWS Global Commodities Stock Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, or by calling 1-800-294-4366.

Net Asset Value

The fund's NAV is available daily on our Web site at www.cef.dws-scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is also published daily in The New York Times and weekly in Barron's. The fund's NAV is also published weekly in Barron's.

Tender Offer Program for Fund Shares

The fund's Board of Directors has authorized, subject to applicable law, a program of tender offers for the fund's common shares for six consecutive semiannual periods of operation beginning with the semiannual period ending December 2005. In the event that the common shares have traded at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter), the fund, under normal circumstances and subject to certain conditions, will make offers to purchase up to 5% of its outstanding common shares at or near their net asset value from all beneficial shareholders. At the time of any such tender offer, the Board of Directors, considering facts and circumstances existing at such time, will determine the amount of such offer. The Board of Directors reserves the right to modify the conditions described in this paragraph in light of experience and other factors. The Board of Directors also will consider, from time to time as conditions and circumstance warrant, additional tender offers for the fund's outstanding shares. There is no guarantee that the Board of Directors will authorize such additional tender offers. In addition, the Board of Directors may consider from time to time open market repurchases of the fund's outstanding common shares.

Under certain circumstances, the Board of Directors may determine not to undertake a tender offer even if the conditions described in the preceding paragraph are met. Moreover, there can be no assurance that any such tender offers would cause the common shares to trade at a price equal to their net asset value or reduce the spread between the market price and the net asset value per common share. There can be no assurance that the fund will in fact effect repurchases of or tender offers for any of its common shares. The fund's potential tender offers may prevent the fund from taking advantage of attractive investment opportunities and if the fund does not generate sufficient cash flow from operations, it may be forced to sell investments at disadvantageous times or to borrow money to fund tender offers. Interest on any such borrowing would increase the fund's expenses and reduce the fund's net income. The acquisition of common shares by the fund will decrease the total assets of the fund and, therefore, will have the effect of increasing the fund's expense ratio.

On December 8, 2005, the fund commenced a tender offer for up to 5% of its issued and outstanding shares of common stock. The tender offer expired on January 24, 2006. The fund accepted, after adjusting for fractional shares in accordance with the terms of the offer, 1,298,599 properly tendered shares at a price equal to 98% of the net asset value on the next business day after the offer expired. Approximately 13,665,546 shares of common stock, or approximately 53% of the Fund's common stock outstanding, were tendered through the stated expiration date. Under the final pro-ration calculation, 9.2602% of the non-odd lot shares were tendered and accepted for payments. The shares accepted for tender received cash at a repurchase offer price of $18.099, which is equal to 98% of the Fund's net asset value on January 25, 2006.

There can be no assurance that any action proposed or adopted by the Board of Directors will reduce or eliminate the discount at which the fund's shares trade. The tender offer was made only by the Offer to Purchase and the related Letter of Transmittal.

DWS Scudder

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and certain Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank's mutual fund operations around the globe. In addition, the Web Site for DWS Global Commodities Stock Fund, Inc. changed to www.cef.dws-scudder.com.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of December 7, 2005, he was not aware of any violation by the fund of applicable NYSE corporate governance listing on Form N-CSRs and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by the rule 30a-2(a) under the Investment Company Act.

Investment Summary as of December 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent performance.

Total Return as of 12/31/05	6-Month*	1-Year	Life of Fund*
Based on Net Asset Value(a)	17.06%	25.69%	24.73%
Based on Market Price(a)	18.81%	21.67%	8.92%
Goldman Sachs Commodity Index+	7.76%	25.55%	9.48%
MSCI World Energy Index+	10.07%	28.74%	29.02%
MSCI World Materials Index+	23.26%	19.24%	25.84%
Blended Index+	15.10%	24.99%	25.01%

* Total returns shown for periods less than one year are not annualized.

Per Share Information	As of 12/31/05
Net Asset Value	$ 17.01
Market Price	$ 15.00
Distribution Information
Six Months: Income Dividends as of 12/31/05	$ .17
Capital Gains as of 12/31/05	$ 1.65

* The Fund commenced operations on September 24, 2004. Index comparison begins on September 30, 2004.

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

+ The Blended Index consists of the returns for the Goldman Sachs Commodity Index (20%), MSCI World Energy Index (40%), and the MSCI World Materials Index (40%). The advisor believes this blended benchmark more accurately reflects the fund's historical performance.

The Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.

Indices are calculated using closing market prices and convert to US dollars using the London close foreign exchange rates.

All of these indices assumes reinvestment of all distributions and do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Portfolio Summary

Asset Allocation	12/31/05	6/30/05

Common Stocks	76%	81%
Commodities Linked/Structured Notes and Cash Equivalents*	20%	18%
Investment Funds	3%	—
Preferred Stocks	1%	1%
	100%	100%

* Includes cash collateral held in connection with commodities linked/structured notes.

Geographical Diversification (As a % of Common and Preferred Stocks)	12/31/05	6/30/05

United States	57%	54%
United Kingdom	15%	18%
France	6%	4%
Canada	6%	8%
Netherlands	3%	—
Australia	3%	1%
Brazil	3%	1%
Luxembourg	1%	1%
Korea	1%	—
South Africa	1%	1%
Norway	1%	—
Finland	1%	1%
Taiwan	1%	1%
China	1%	2%
Japan	—	4%
Germany	—	3%
Russia	—	1%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	12/31/05	6/30/05

Energy	52%	54%
Materials	45%	43%
Industrials	3%	3%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2005 (33.0% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	6.0%
2. BHP Billiton PLC Exporter, producer and marketer of aluminum and other metal products	4.2%
3. Dow Chemical Co. Producer of chemicals	3.5%
4. Monsanto Co. Provider of agricultural products	3.5%
5. Rio Tinto PLC Operator of a mining, manufacturing and development company	3.3%
6. Total SA Producer of oil and natural gas	2.9%
7. BP PLC Exporter and producer of oil and natural gas	2.8%
8. Schlumberger Ltd. Provider of technology services to the petroleum industry	2.3%
9. Anglo American PLC Producer of mining and natural resources products	2.3%
10. Newmont Mining Corp. Explorer and miner of gold	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2005

	Shares	Value ($)

Common Stocks 84.0%
Australia 2.6%
Orica Ltd.	227,232	3,398,310
Rinker Group Ltd.	489,800	5,906,742
Rio Tinto Ltd.	46,575	2,355,946
(Cost $10,567,440)		11,660,998
Brazil 1.5%
Companhia Vale do Rio Doce (ADR) (Cost $4,033,095)	159,400	6,557,716
Canada 4.8%
Barrick Gold Corp.	133,200	3,713,719
NOVA Chemicals Corp.	112,700	3,762,645
Suncor Energy, Inc.	98,700	6,225,372
Talisman Energy, Inc.	144,700	7,667,874
(Cost $19,209,829)		21,369,610
China 0.7%
China Petroleum & Chemical Corp. "H" (Cost $2,330,647)	5,886,000	2,903,658
Finland 0.7%
Neste Oil Oyj* (Cost $2,754,482)	109,200	3,087,251
France 4.9%
Compagnie de Saint-Gobain	55,757	3,317,038
Lafarge SA	61,502	5,533,728
Total SA	51,063	12,828,229
(Cost $20,547,341)		21,678,995
Korea 1.2%
POSCO	9,140	1,815,853
S-Oil Corp.	47,100	3,277,939
(Cost $5,372,744)		5,093,792
Luxembourg 1.4%
Arcelor (Cost $4,993,569)	251,308	6,233,118
Netherlands 2.7%
Chicago Bridge & Iron Co., NV (New York Shares)	162,400	4,094,104
Royal Dutch Shell PLC "A"	257,845	7,869,671
Royal Dutch Shell PLC "B"	790	25,254
(Cost $13,129,765)		11,989,029
Norway 1.1%
Statoil ASA (ADR) (Cost $4,713,318)	214,400	4,922,624
South Africa 1.1%
Sappi Ltd.	285,200	3,268,250
Sappi Ltd. (ADR)	154,000	1,744,820
(Cost $4,808,186)		5,013,070
Taiwan 0.7%
Formosa Chemicals & Fibre Corp. (Cost $3,582,257)	1,835,900	2,964,151
United Kingdom 12.6%
Anglo American PLC	295,562	10,063,507
BHP Billiton PLC	1,137,964	18,589,960
BP PLC	1,154,641	12,296,816
Rio Tinto PLC	321,844	14,701,611
(Cost $39,955,844)		55,651,894
United States 48.0%
Air Products & Chemicals, Inc.	88,400	5,232,396
Amerada Hess Corp.	45,300	5,744,946
Apache Corp.	98,500	6,749,220
Chevron Corp.	122,500	6,954,325
Cooper Cameron Corp.*	114,200	4,727,880
Dow Chemical Co.	356,900	15,639,358
ENSCO International, Inc.	144,200	6,395,270
ExxonMobil Corp.	470,700	26,439,219
Frontier Oil Corp.	76,400	2,867,292
GlobalSantaFe Corp.	152,000	7,318,800
Halliburton Co.	119,600	7,410,416
Holly Corp.	79,300	4,668,391
Joy Global, Inc.	157,850	6,314,000
Lyondell Chemical Co.	306,900	7,310,358
Monsanto Co.	199,200	15,443,976
Newmont Mining Corp.	178,700	9,542,580
Occidental Petroleum Corp.	82,500	6,590,100
Overseas Shipholding Group, Inc.	90,800	4,575,412
Packaging Corp. of America	182,000	4,176,900
Peabody Energy Corp.	89,700	7,393,074
PPG Industries, Inc.	119,700	6,930,630
Schlumberger Ltd.	106,400	10,336,760
Sunoco, Inc.	51,700	4,052,246
Temple-Inland, Inc.	119,300	5,350,605
Tesoro Corp.	43,100	2,652,805
Ultra Petroleum Corp.*	83,600	4,664,880
Valero Energy Corp.	120,200	6,202,320
Weatherford International Ltd.*	137,900	4,991,980
Weyerhaeuser Co.	79,400	5,267,397
(Cost $170,901,674)		211,943,536
Total Common Stocks (Cost $306,900,191)		371,069,442

Preferred Stocks 1.1%
Brazil
Usinas Siderurgicas de Minas Gerais SA "A" (Cost $3,180,216)	201,000	4,779,370

Investment Funds 3.1%
streetTRACKS Gold Trust* (Cost $12,339,563)	264,000	13,617,120
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.1%
US Treasury Bills:
3.75%**, 1/19/2006 (a)	250,000	249,531
3.8%**, 1/19/2006 (a)	135,000	134,743
Total US Treasury Obligations (Cost $384,274)		384,274

Commodities Linked/Structured Notes 5.6%
Cargill GSCI Note Leverage Factor 3X, 144A:
3.912%, 7/28/2006 (b)	3,800,000	4,246,375
4.309%, 10/13/2006 (b)	9,200,000	6,334,540
4.309%, 10/13/2006 (b)	9,200,000	6,368,672
4.649%, 12/18/2006 (b)	9,000,000	7,773,120
Total Commodities Linked/Structured Notes (Cost $31,200,000)		24,722,707
	Contracts	Value ($)

Options Purchased 0.3%
Oil Service Holders Trust, Expiring 4/22/2006, Strike Price $130 (Cost $1,155,810)	1,770	1,522,200
	Shares	Value ($)

Cash Equivalents 16.7%
Cash Management QP Trust, 4.26% (c) (d) (Cost $73,517,291)	73,517,291	73,517,291
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $428,677,345)+	110.9	489,612,404
Other Assets and Liabilities, Net	(10.9)	(47,931,989)
Net Assets	100.0	441,680,415

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $428,687,506. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $60,924,898. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $72,688,758 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,763,860.

(a) At December 31, 2005, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

(b) Security is linked to the Goldman Sachs Commodity Index (GSCI). The index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.

(c) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of this security represents collateral held in connection with structured notes.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GSCI: Goldman Sachs Commodity Index

As of December 31, 2005, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
Goldman Sachs Commodity Index	1/18/2006	89	9,952,805	9,608,662	(344,143)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2005
Assets
Investments: Investments in securities, at value (Cost $355,160,054)	$ 416,095,113
Investment in Cash Management QP Trust (Cost $73,517,291)	73,517,291
Total investments in securities, at value (Cost $428,677,345)	489,612,404
Foreign currency, at value (Cost $31,386)	31,994
Dividends receivable	632,358
Interest receivable	237,216
Receivable for daily variation margin on open futures contract	96,788
Foreign taxes recoverable	34,992
Other assets	16,387
Total assets	490,662,139
Liabilities
Due to custodian bank	40,223
Payable for investments purchased	1,181,558
Dividends payable	47,146,969
Accrued management fee	362,920
Other accrued expenses and payables	250,054
Total liabilities	48,981,724
Net assets, at value	$ 441,680,415
Net Assets
Net assets consist of: Undistributed net investment income	88,062
Net unrealized appreciation (depreciation) on: Investments	60,935,059
Futures	(344,143)
Foreign currency related transactions	(888)
Accumulated net realized gain (loss)	9,740,685
Paid-in capital	371,261,640
Net assets, at value	$ 441,680,415
Net Asset Value
Net Asset Value per share ($441,680,415 ÷ 25,971,998 shares of common stock outstanding, $.01 par value, 240,000,000 shares authorized)	$ 17.01

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $204,717)	$ 3,679,297
Interest	3,272
Interest — Cash Management QP Trust	1,127,197
Total Income	4,809,766
Expenses: Management fee	2,117,475
Services to shareholders	15,581
Custodian and accounting fees	179,782
Auditing	34,718
Legal	51,097
Directors' fees and expenses	43,559
Reports to shareholders	76,209
NYSE listing fee	27,928
Other	46,170
Total expenses	2,592,519
Net investment income (loss)	2,217,247
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	45,067,753
Futures	626,699
Written options	(422,424)
Foreign currency related transactions	(247,656)
45,024,372
Net unrealized appreciation (depreciation) during the period on: Investments	21,962,798
Futures	(344,143)
Written options	182,925
Foreign currency related transactions	13,985
21,815,565
Net gain (loss) on investment transactions	66,839,937
Net increase (decrease) in net assets resulting from operations	$ 69,057,184

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2005	Period Ended June 30, 2005*
Operations: Net investment income (loss)	$ 2,217,247	$ 2,934,438
Net realized gain (loss) on investment transactions	45,024,372	7,474,931
Net unrealized appreciation (depreciation) during the period on investment transactions	21,815,565	38,774,463
Net increase (decrease) in net assets resulting from operations	69,057,184	49,183,832
Distributions to shareholders from: Net investment income	(4,415,240)	(519,440)
Net realized gains	(42,731,729)	(155,832)
Total distributions to shareholders	(47,146,969)	(675,272)
Fund share transactions: Net proceeds from shares issued to shareholders	—	371,940,550
Offering costs from issuance of common shares	—	(779,160)
Net increase (decrease) in net assets from Fund share transactions	—	371,161,390
Increase (decrease) in net assets	21,910,215	419,669,950
Net assets at beginning of period	419,770,200	100,250**
Net assets at end of period (including undistributed net investment income of $88,062 and $2,286,055, respectively)	$ 441,680,415	$ 419,770,200
Other Information
Shares outstanding at beginning of period	25,971,998	6,998***
Shares issued	—	25,965,000
Shares outstanding at end of period	25,971,998	25,971,998

* For the period from September 24, 2004 (commencement of operations) to June 30, 2005.

** Seed capital.

*** Shares issued from seed capital.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	2005[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 16.16	$ 14.33[e]
Income (loss) from investment operations: Net investment income (loss)[c]	.09	.12
Net realized and unrealized gain (loss) on investment transactions	2.58	1.77
Total from investment operations	2.67	1.89
Less distributions from: Net investment income	(.17)	(.02)
Net realized gain on investment transactions	(1.65)	(.01)
Total distributions	(1.82)	(.03)
Offering costs charged to paid-in capital	—	(.03)
Net asset value, end of period	$ 17.01	$ 16.16
Market value, end of period	$ 15.00	$ 14.04
Total Return
Per share net asset value (%)[d]	17.06**	12.98**
Per share market value (%)[d]	18.81**	(6.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	442	420
Ratio of expenses before expense reductions (%)	1.10*	1.13*
Ratio of expenses after expense reductions (%)	1.10*	1.12*
Ratio of net investment income (loss) (%)	.94*	.97*
Portfolio turnover rate (%)	104*	59**

[a] For the six months ended December 31, 2005.

[b] For the period from September 24, 2004 (commencement of operations) to June 30, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[e] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Global Commodities Stock Fund, Inc. (formerly Scudder Global Commodities Stock Fund, Inc.) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e., commodities-linked or index-linked notes) are valued by the counterparties as approved by the Directors. The counterparties may use various pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Commodities Linked/Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, credit and interest rate risks. The Fund has the price risk of the underlying financial element at a leverage factor of three times. The Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss. At December 31, 2005, the value of these securities comprised 5.6% of the Fund's net assets and resulted in unrealized depreciation of $6,477,293. Please see Recent Developments on page 11 for a discussion of a recent Internal Revenue Service revenue ruling.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividend. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $212,593,404 and $236,526,569, respectively.

For the six months ended December 31, 2005, transactions for written options were as follows:

	Contract Amounts	Premium (US$)
Beginning of period	3,118	$ 526,235
Written	—	—
Expired	(967)	(68,625)
Closed	(1,657)	(408,951)
Exercised	(494)	(48,659)
End of period	—	$ —

C. Related Parties

Investment Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas, Inc. ("DeIM" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Management fee payable under the Investment Management Agreement is equal to an annualized rate of 0.90% of the Fund's average daily managed assets of the Fund, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC''), an affiliate of the Manager, is the transfer agent and dividend-disbursing agent for the Common Shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend disbursing agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2005, the amount charged to the Fund by DWS-SISC aggregated $7,335, of which $1,937 is unpaid.

DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the six months ended December 31, 2005, the amount charged to the Fund by DW-SSC aggregated $6,791, of which $1,794 is unpaid.

Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB"), DWS-SFAC has delegated all accounting functions to SSB. DWS-SFAC compensates SSB from the accounting service fee it receives from the Fund. The amount charged to the Fund for the six months ended December 31, 2005 by DWS-SFAC aggregated $123,134, of which $20,230 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

E. Investing in Securities and Derivatives Linked to the
Commodities Market

The Fund will invest primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

F. Tender Offer Programs

The fund's Board of Directors has authorized, subject to applicable law, a program of tender offers for the fund's common shares for six consecutive semiannual periods of operation beginning with the semiannual period ending December 2005. In the event that the common shares have traded at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter), the fund, under normal circumstances and subject to certain conditions, will make offers to purchase up to 5% of its outstanding common shares at or near their net asset value from all beneficial shareholders. At the time of any such tender offer, the Board of Directors, considering facts and circumstances existing at such time, will determine the amount of such offer. The Board of Directors reserves the right to modify the conditions described in this paragraph in light of experience and other factors. The Board of Directors also will consider, from time to time as conditions and circumstance warrant, additional tender offers for the fund's outstanding shares. There is no guarantee that the Board of Directors will authorize such additional tender offers. In addition, the Board of Directors may consider from time to time open market repurchases of the fund's outstanding common shares.

On December 8, 2005, the fund commenced a tender offer for up to 5% of its issued and outstanding shares of common stock. The tender offer expired on January 24, 2006. The fund accepted, after adjusting for fractional shares in accordance with the terms of the offer, 1,298,599 properly tendered shares at a price equal to 98% of the net asset value on the next business day after the offer expired. The shares accepted for tender received cash at a repurchase offer price of $18.099, which is equal to 98% of the Fund's net asset value on January 25, 2006.

G. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS Global Commodities Stock Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Commodities Stock Fund, Inc. (formerly Scudder Global Commodities Stock Fund, Inc.) (the "Fund") at December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 27, 2006	PricewaterhouseCoopers LLP

Stockholder Meeting Results

The first Annual Meeting of Stockholders (the "Meeting") of DWS Global Commodities Stock Fund, Inc. (the "fund") was held on October 11, 2005, at the office of Deutsche Investment Management Americas Inc. (part of Deutsche Asset Management), 345 Park Avenue, New York, NY 10154. At the Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below):

1. To elect thirteen Directors for the fund into three Classes:

Class I Directors
	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	22,551,443	1,207,100
Richard R. Burt	22,358,107	1,400,426
Dawn-Marie Driscoll	22,552,580	1,205,953
Martin J. Gruber	22,550,320	1,208,213

Class II Directors
	Number of Votes:
	For	Withheld
Keith R. Fox	22,551,780	1,206,753
Kenneth C. Froewiss	22,551,432	1,207,101
Richard J. Herring	22,551,580	1,206,953
Philip Saunders, Jr.	22,548,673	1,209,860

Class III Directors
	Number of Votes:
	For	Withheld
Graham E. Jones	22,548,920	1,209,613
Rebecca W. Rimel	22,550,713	1,207,820
William N. Searcy, Jr.	22,549,930	1,208,603
Jean Gleason Stromberg	22,551,880	1,206,653
Carl W. Vogt	22,547,220	1,211,313

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through DWS Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: DWS Global Commodities Stock Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM is part of Deutsche Asset Management. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities:  Scudder New Asia Fund, Inc., The Brazil Fund, Inc., DWS Global High Income Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Investment Management Agreement Approval

Board Considerations

On September 30, 2005 the Board approved the continuance of the Investment Advisory, Management and Administration Agreement with DeIM as the Fund's manager.

In reaching its decision to continue its relationship with DeIM and to renew the Investment Advisory, Management and Administration Agreement, the Board considered the following factors, among others:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding advisory fees rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to closed-end funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's advisory fee schedules include fee breakpoints. The Board concluded that any existing economies of scale enjoyed by DeIM were properly reflected in the fee arrangements, and that in light of the Fund's closed-end structure there were limited opportunities for future material asset growth.

The total operating expenses of the Fund, including relative to the Fund's respective peer group as determined by Lipper. Since the Fund's operations were for less than a year, a comparison of the Fund's total operating expenses against the applicable Lipper universe was not available.

The resources and operations of DeIM, including the experience and professional qualifications of DeIM personnel that would be providing compliance and other services to the Fund. The Board noted that, pursuant to the Investment Advisory, Management and Administration Agreement, DeIM will continue to provide the same services that it currently provides.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks. In this regard, the Board observed that the Fund had slightly underperformed its benchmark in each of the three month and six month periods ended June 30, 2005. Since the Fund's operations were less than a year, the Fund's performance was not compared to a Lipper peer group.

DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes.

The nature, scope and quality of the services provided by DeIM to the Fund. In this regard, the Board considered, among other things, that the types of services to be provided under the previous Investment Advisory, Management and Administration Agreement were comparable to those typically found in agreements of such type.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. In this regard, the Board considered that DeIM's future profitability would likely be lower than its estimated historic profitability as a result of the reduction in the Fund's investment management fee and reduction in the Fund's assets as a result of the tender offer noted above.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commission to acquire research services from third-party service providers.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by DeAM to compliance matters.

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
	Total Number of	Average Price	Total Number of	Maximum Number of
Period	Shares Purchased	Paid per Share	Shares Purchased as	Shares that May Yet Be
			Part of Publicly Announced	Purchased Under the
			Plans or Programs	Plans or Programs

July 1 through July 31	0	$0.0	n/a	n/a
August 1 through August 31	0	$0.0	n/a	n/a
September 1 through September 30	0	$0.0	n/a	n/a
October 1 through October 31	0	$0.0	n/a	n/a
November 1 through November 30	0	$0.0	n/a	n/a
December 1 through December 31	0	$0.0	n/a	n/a

Total	0	$0.0	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Commodities Stock Fund, Inc.

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Commodities Stock Fund, Inc.

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 2, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 2, 2006